Prospectus Supplement dated April 15, 2011
The purpose of this supplement is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Prime Income Trust
At a meeting held on April 14, 2011, Target Fund shareholders approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Prime Income Trust	Invesco Van Kampen Senior Loan Fund

The reorganization is expected to be consummated in June 2011. Upon closing of the reorganization, shareholders of the Target Fund will receive Class IB Shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
In anticipation of closing, the Target Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011. The Acquiring Fund will remain open for purchase during this period; however, Class IB Shares of the Acquiring Fund are closed to all purchasers. All shareholders who have invested in the Target Fund prior to May 9, 2011 and remain invested in the Fund may continue to make additional investments. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.